Incorporation and nature of operations	12 Months Ended
Dec. 31, 2011
Incorporation and nature of operations [Text Block]
1.	Incorporation and nature of operations

Balaton Power, Inc. ("Balaton" or the "Company") was incorporated under the British Columbia Business Corporation Act under the laws of the Province of British Columbia on June 25, 1986. On October 31, 2002, Continental Resources (USA) LTD. (“CRL”) became a wholly-owned subsidiary of Balaton. CRL was originally incorporated in July of 1997 under the laws of the State of Delaware, USA and was reincorporated in July of 2004 under the laws of the state Nevada, USA.

The Company's principal business is focused on the exploration of a bauxite deposit in the State of Orissa in India and the exploration of its Voisey Bay property in northern Labrador, Canada. The Company is currently seeking approval from the State of Orissa Government for a joint venture agreement relating to the bauxite deposit.